UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	98-1539969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 George’s Quay, Dublin 2, Ireland D02 VR98
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.85% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.125% Senior Notes due 2027	AON27B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.150% Senior Notes due 2029	AON29	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.05% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.60% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.300% Senior Notes due 2031	AON31B	New York Stock Exchange
Guarantee of Aon Corporation and Aon Global Holdings plc’s 5.00% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.35% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.450% Senior Notes due 2034	AON34	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.45% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.90% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.90% Senior Notes due 2052	AON52	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.750% Senior Notes due 2054	AON54	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to International Assignment Letter

On June 27, 2025, Aon Corporation (“Aon Corporation”), an indirect, wholly owned subsidiary of Aon plc (together with its subsidiaries, “Aon” or the “Company”), and Gregory C. Case entered into an amendment (the “Case Amendment”) to the international assignment letter agreement dated July 1, 2016 between Aon Corporation and Mr. Case (as amended, the “Case International Assignment Letter”). The Case Amendment extends the term of the Case International Assignment Letter, which was set to expire on June 30, 2025, to expire on June 30, 2026.

Amendment and Restatement of Aon plc 2011 Incentive Plan

On June 27, 2025, the Company held its 2025 Annual General Meeting of Shareholders (the “Annual Meeting”) at which the Company’s shareholders approved the Aon plc 2011 Incentive Plan, as amended and restated (the “Amended Plan”). The Amended Plan increases by 3,800,000 the maximum number of Class A Ordinary Shares available for issuance thereunder. The Amended Plan also mandates a minimum vesting period of at least one year for all equity awards granted thereunder (subject to certain exceptions described in the Amended Plan).

Further information regarding the Amended Plan was provided in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2025 (the “Proxy Statement”) in the section entitled “Proposal 8–Resolution to Approve the Aon plc 2011 Incentive Plan, As Amended and Restated”.

The foregoing summaries are qualified in their entirety by reference to the Case Amendment and the Amended Plan, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 27, 2025. A total of 193,925,428 Class A Ordinary Shares, or 89.77% of the total shares entitled to vote, were represented at the Annual Meeting in person or by proxy.

Shareholders voted on the following eight proposals at the Annual Meeting, all of which are described in the Proxy Statement, and cast their votes as described below:

1.	The election of 12 nominees to serve as directors. All of the nominees were elected.

Nominee	For	Against	Abstain	Broker Non-Votes
Lester B. Knight	162,843,530	13,470,235	73,858	17,537,805
Gregory C. Case	175,184,226	1,149,339	54,058	17,537,805
Jose Antonio Álvarez	174,838,572	1,439,070	109,981	17,537,805
Jin-Yong Cai	173,844,128	2,468,438	75,057	17,537,805
Jeffrey C. Campbell	173,217,255	3,092,404	77,964	17,537,805
Cheryl A. Francis	167,846,227	8,343,311	198,085	17,537,805
Adriana Karaboutis	173,240,752	2,909,392	237,479	17,537,805
Richard C. Notebaert	163,198,345	13,119,735	69,543	17,537,805
Gloria Santona	165,532,594	10,650,336	204,693	17,537,805
Sarah E. Smith	175,835,501	451,004	101,118	17,537,805
Byron O. Spruell	173,926,837	2,381,609	79,177	17,537,805
James G. Stavridis	174,829,272	1,447,820	110,531	17,537,805

2.	An advisory vote to approve executive compensation. This advisory resolution was approved.

For	Against	Abstain	Broker Non-Votes
156,384,747	19,184,418	818,458	17,537,805

3.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. This ordinary resolution was approved.

For	Against	Abstain
178,288,894	15,556,606	79,928

4.

The re-appointment of Ernst & Young Chartered Accountants as the Company’s statutory auditor under Irish law to hold office from the conclusion of the Annual Meeting until the conclusion of the next annual general meeting of shareholders. This ordinary resolution was approved.

For	Against	Abstain
180,464,792	13,381,669	78,967

5.

The authorization of the Company’s Board of Directors or the Audit Committee of the Company’s Board of Directors to determine the remuneration of Ernst & Young Chartered Accountants as the Company’s statutory auditor. This ordinary resolution was approved.

For	Against	Abstain
189,384,152	4,443,078	98,198

6.

The authorization of the Company’s Board of Directors to issue Class A Ordinary Shares under Irish law for a period expiring on the date which is 18 months from the date of the Annual Meeting. This ordinary resolution was approved.

For	Against	Abstain
190,304,720	3,461,218	159,490

7.

The authorization of the Company’s Board of Directors to opt-out of statutory pre-emption rights under Irish law for a period expiring on the date which is 18 months from the date of the Annual Meeting. This special resolution was approved.

For	Against	Abstain
181,996,483	11,798,943	130,002

8.	The approval of the Aon plc 2011 Incentive Plan, as amended and restated. This ordinary resolution was approved.

For	Against	Abstain	Broker Non-Votes
172,057,917	4,232,018	97,688	17,537,805

* * * *

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description of Exhibit

10.1	Amendment to International Assignment Letter, dated June 27, 2025, between Aon Corporation and Greg Case.

10.2	Aon plc 2011 Incentive Plan, as Amended and Restated.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

By:	/s/ Darren Zeidel
Name:	Darren Zeidel
Title:	Executive Vice President, General Counsel and Company Secretary

Date: July 3, 2025